UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 24, 2005

HOLLYWOOD MEDIA CORP.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-22908	65-0385686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida 33431

(Address of Principal Executive Office)(Zip Code)

Registrant’s telephone number, including area code  (561) 998-8000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02

Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02 of Form 8-K.

On March 24, 2005, we issued a press release announcing Hollywood Media’s financial results for the 2004 fiscal year, which is furnished herewith as Exhibit 99.1 hereto.

The information in this Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SECTION 8 – OTHER EVENTS

Item 8.01

Other Events

On March 24, 2005, the Company announced that it currently plans to hold its 2005 Annual Meeting of Shareholders on or about June 16, 2005, which is a change of more than 30 days from the anniversary of the Company’s 2004 Annual Meeting. Consequently, any shareholder proposal sought to be included in the Company’s proxy materials for the 2005 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the Company a reasonable time before it begins to print its proxy materials. The Company considers such proposals received by April 8, 2005 to be a reasonable time before it begins to print its proxy materials. Such proposals also will need to comply with SEC regulations regarding the inclusion of shareholder proposals in the Company’s proxy materials, and may be omitted if not in compliance with applicable requirements.

For any shareholder proposal that is not submitted for inclusion in the proxy statement, but is instead sought to be presented directly at the 2005 annual meeting, SEC rules permit management to vote proxies in its discretion if: (i) the Company receives notice of the proposal a reasonable time before it mails its proxy materials for the 2005 annual meeting and advises shareholders in the 2005 proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) we do not receive notice of the proposal prior to the time required as described in the foregoing clause (i). The Company considers such proposals received by April 8, 2005 to be a reasonable time before it begins to mail its proxy materials.

Shareholder proposals, or notices of intention to present proposals at the 2005 annual meeting, should be addressed to: Secretary, Hollywood Media Corp., 2255 Glades Road, Suite 221A, Boca Raton, Florida 33431.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

The following exhibits are filed in connection with the disclosure pursuant to Item 2.02 of this Form 8-K.

99.1

Press Release of Hollywood Media Corp. dated March 24, 2005 (“Hollywood Media Corp. Reports 2004 Financial Results”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD MEDIA CORP.

By:	/s/ MITCHELL RUBENSTEIN
Mitchell Rubenstein
Chief Executive Officer

Date:  March 24, 2005

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